UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Huntsman Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on April 29, 2020. HUNTSMAN CORPORATION You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of PROXY SERVICES C/O COMPUTERSHARE INVESTOR SERVICES P.O. BOX 505000 LOUISVILLE, KY 40233-5000 the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy materials and voting instructions. E98260-P33779 See the reverse side of this notice to obtain Meeting Information Meeting Type:Annual Meeting For holders as of:March 5, 2020 Date: April 29, 2020Time: 8:30 AM, CDT Location: The Woodlands Resort & Conference Center 2301 North Millbend Drive The Woodlands, Texas 77380

Before You Vote How to Access the Proxy Materials Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. E98261-P33779 Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Vote In Person: If you would like to attend the Annual Meeting of Stockholders and vote in person, please review the requirements in the Questions and Answers section of the Proxy Statement. For directions to and a map of the location of the Annual Meeting of Stockholders visit the company's website at www.huntsman.com and click on the "Investor Relations" link. Proxy Materials Available to VIEW or RECEIVE: 1) NOTICE OF ANNUAL MEETING AND PROXY STATEMENT 2) ANNUAL REPORT TO STOCKHOLDERS FOR THE YEAR ENDED DECEMBER 31, 2019 How to View Online: following page) and visit: www.proxyvote .com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 14, 2020 to facilitate timely delivery.

Voting Items

The Board of Directors recommends you vote FOR each of the following nominees:

1. Election of the following eight nominees as directors

Nominees:

1a Peter R. Huntsman

1b. Nolan D. Archibald

1c. Mary C. Beckerle

1d. M. Anthony Burns

1e Daniele Ferrari

1f. Sir Robert J. Margetts

1g Wayne A. Reaud

1h Jan E. Tighe

The Board of Directors recommends you vote FOR the following proposals:

2. Advisory vote to approve named executive officer compensation.

3. Ratification of the appointment of Deloitte & Touche LLP as Huntsman Corporation's independent registered public accounting firm for the year ending December 31, 2020.

The Board of Directors recommends you vote AGAINST the following proposal:

4. Stockholder proposal regarding stockholder right to act by written consent.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

E98262-P33779

()'